UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2006

VCampus Corporation

(Exact name of registrant as specified in its charter)

000-21421	Delaware	54-129031
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer ID Number)

1850 Centennial Park Drive, Suite 200, Reston, Virginia  20191

(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code  (703) 893-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01  Financial Statements and Exhibits.

On June 14, 2006, VCampus Corporation (“VCampus”) filed a Current Report on Form 8-K (the “Original 8-K”) with the SEC to report, among other things, the completion of VCampus’ acquisition of Prosoft Learning Corporation (“Prosoft”), pursuant to which VCampus acquired 100% of the equity ownership of Prosoft.  This Form 8-K amendment is being filed to provide required financial statements of Prosoft and pro forma financial information of the combined companies.  Item 9.01 of the Original 8-K is hereby amended and restated as follows:

a)  Financial Statements of Business Acquired.

Attached as Exhibit 99.2 are the audited financial statements of Prosoft for the Years Ended July 31, 2005, 2004 and 2003.

Attached as Exhibit 99.3 are the unaudited financial statements of Prosoft for the Nine Month Periods Ended April 30, 2006 and April 30, 2005.

(b)  Pro Forma Financial Information.

Attached as Exhibit 99.4 are the unaudited pro forma combined financial information for the Year ended December 31, 2005.

(d)  Exhibits

23.1	Consent of Hein & Associates LLP
23.2	Consent of Grant Thornton LLP
99.2	Audited financial statements of Prosoft for the Years Ended July 31, 2005, 2004 and 2003.
99.3	Unaudited financial statements of Prosoft for the Nine Month Periods Ended April 30, 2006 and April
30, 2005.
99.4	Unaudited pro forma combined financial information for the Year Ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VCAMPUS CORPORATION

Date: November 20, 2006
/s/ Christopher L. Nelson
Christopher L. Nelson
Chief Financial Officer